Exhibit 10.1

Amendment to Convertible note PURCHASE AGREEMENT

This Amendment, dated May 26, 2017 (this “Amendment”) amends the Convertible Note Purchase Agreement dated as of January 27, 2017 (the “Agreement”) among American Power Group Corporation, a Delaware corporation (the “Company”), and the purchasers identified in the Agreement (each, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used in this Amendment without definition shall have the respective meanings assigned to them in the Agreement.

WHEREAS, pursuant to the Agreement, the Company issued Notes in the aggregate principal amount of $2,605,000;

WHEREAS, the principal amount of the Notes, together with all accrued and unpaid interest thereon, will automatically convert into share of Series E Preferred Stock upon the filing of the Certificate of Designation with the Secretary of State of Delaware;

WHEREAS, the Company is required to file the Certificate of Designation and the Certificate of Amendment with the Secretary of State of Delaware within two Business Days after receiving stockholder approval thereof;

WHEREAS, the parties desire to amend the Agreement to extend the date by which the Company must file the Certificate of Designation with the Secretary of State of Delaware; and

WHEREAS, the Agreement may be amended with the written consent of the Company and the Purchasers holding 67% of the Notes then outstanding;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1. Amendment to Section 4.14 of the Agreement. The last sentence of Section 4.14 of the Agreement is hereby amended to read in its entirety as follows:

“The Company shall file the Certificate of Amendment with the Secretary of State of Delaware within two Business Days after receiving stockholder approval thereof as contemplated by the Proxy Statement, and the Company shall file the Certificate of Designation with the Secretary of State of Delaware within two Business Days after receiving written notice from the Purchasers holding 67% of the Notes then outstanding requesting the Company to file said Certificate of Designation.”

2. Interpretation. This Amendment together with the Agreement and the other Transaction Documents constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and supersede any prior or contemporaneous oral or written discussions as to the subject matter hereof. Except as expressly amended by this Amendment, the terms of the Agreement and the Transaction Documents shall remain in full force and effect hereafter.

3. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4. Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed the Company and by Purchasers holding 67% of the Notes now outstanding, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment dated as of May 26, 2017 to be duly executed by their respective authorized signatories as of such date.

American Power Group Corporation		Address for Notice:

By:	/s/ Charles E. Coppa	As set forth on the Company’s
Name:	Charles E. Coppa	signature page to the Agreement
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOR PURCHASERS FOLLOW.]

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[PURCHASER SIGNATURE PAGES TO AMENDMENT TO

AMERICAN POWER GROUP CORPORATION

CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment dated as of May 26, 2017 to be duly executed by their respective authorized signatories as of such date.

Name of Purchaser: Associated Private Equity

Signature of Authorized Signatory of Purchaser: /s/ Neil K. Braverman

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:________________________________________

Facsimile Number of Authorized Signatory: _____________________________________

Address for Notice of Purchaser:

_________________________

_________________________

_________________________

_________________________

Fax: _____________________

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[PURCHASER SIGNATURE PAGES TO AMENDMENT TO

AMERICAN POWER GROUP CORPORATION

CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment dated as of May 26, 2017 to be duly executed by their respective authorized signatories as of such date.

Name of Purchaser: Arrow, LLC

Signature of Authorized Signatory of Purchaser: /s/ Matthew Van Steenwyk

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:________________________________________

Facsimile Number of Authorized Signatory: _____________________________________

Address for Notice of Purchaser:

_________________________

_________________________

_________________________

_________________________

Fax: _____________________

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